Discontinued operations	12 Months Ended
Mar. 29, 2013
Discontinued operations [Abstract]
Discontinued operations
Divestitures

Discontinued Operations

During fiscal 2013, CSC completed the divestiture of three businesses within its GBS Segment: the U.S.-based credit services business, the Italian consulting and system integration business, and an enterprise systems integration business in Malaysia and Singapore. These divestitures reflect the Company's ongoing service portfolio optimization initiative to focus on next-generation technology services and are presented in the Company's Consolidated Statements of Operations as discontinued operations.

The Company received cash proceeds of $1,001 million for the sale of its U.S. based credit services business, including a $1 million working capital adjustment. For its sale of the enterprise system integration business, the Company received $90 million in cash and expects to receive another $14 million for working capital and other adjustments. For the disposal of its Italian consulting and system integration business, the Company paid $35 million (plus $8 million of cash included in the divested entity's net assets sold), but expects to receive $6 million back from the buyer for a purchase price adjustment. Both, the $14 million and $6 million described above were recorded as receivables.

These three divestitures resulted in a total pre-tax gain of $769 million (after-tax gain of $417 million), representing the excess of the net proceeds over the carrying value of the net assets of the divested businesses and transaction costs of $11 million. The divested assets and liabilities included current assets of $129 million, property and equipment and other long-lived assets of $11 million, goodwill of $241 million, and liabilities of $85 million.

During fiscal 2012, CSC recorded a pre-tax loss from discontinued operations of $2 million to reflect purchase price adjustments in accordance with the purchase agreement related to the fourth quarter fiscal 2011 divestiture discussed below. In fiscal 2012, CSC also recorded a $3 million adjustment to the taxes on gain on discontinued operations recorded in fiscal 2011. The adjustment reflects a change in the estimated tax provision made in fiscal 2011.

During fiscal 2011, CSC completed the divestiture of two businesses within its NPS segment whose ultimate customer was the U.S. federal government. One divestiture resulted in cash consideration of $56 million, and the second divestiture resulted in cash consideration of $65 million, of which $63 million was received in fiscal 2011 and the remaining $2 million was collected in fiscal 2012. Both of the divestitures were driven by the Governmental Organizational Conflict of Interest concerns. The divestitures resulted in total pre-tax gains of $59 million (after-tax gains of approximately $28 million) representing the excess of the proceeds over the carrying value of the net assets of the divested businesses (which included current assets of $38 million, property and equipment and other long-lived assets of $8 million, goodwill of $23 million, liabilities of $12 million), net of transaction costs of $5 million.

Following is the summary of the results of the discontinued operations (1):

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011

Operations
Revenue	$1,193	$1,401	$1,547

Income from discontinued operations, before taxes	115	140	151
Tax expense (benefit)	51	(25)	53
Net income from discontinued operations	64	165	98

Disposal
Gain (loss) on disposition	$769	$(2)	$59
Tax expense (benefit)	352	(3)	31
Gain on disposition, net of taxes	417	1	28

Income from discontinued operations, net of taxes	$481	$166	$126

(1) The results of discontinued operations noted above include the operating results of two businesses divested in fiscal 2014, as well as the business that CSC has committed to a plan to sell, that qualified to be presented as discontinued operations in fiscal 2014. See Note 21 for additional information regarding these three fiscal 2014 discontinued operations.

In fiscal 2013, the primary difference between the book and tax gain on the sale of the U.S.-based credit services business was the write-off of approximately $241 million of goodwill, a majority of which was non-deductible for tax purposes. The income tax expense recorded includes an allocation of a deferred tax charge related to such goodwill. In addition, there was a significant tax benefit realized on the divestment of the Italian consulting and system integration business. The gain from the sale of the enterprise systems integration business in Malaysia and Singapore was exempt from income tax. In fiscal 2011, the primary difference between the book and tax gain on the sale of an NPS business was related to goodwill that was not tax deductible for tax purposes.

For fiscal 2012, discontinued operations reflects a tax benefit of approximately $82 million due to the change in tax status of one of the Company's foreign subsidiaries. This change in tax status resulted in a deemed liquidation for U.S. tax purposes and triggered various deductions which resulted in an income tax benefit. This benefit was allocable to discontinued operations as such foreign subsidiary was disposed of during the current fiscal year.

Other Divestiture

In fiscal year 2013, the Company also sold Paxus, its Australian information technology staffing business unit, which was included in the Company's GBS Segment. This divestiture did not qualify to be presented as discontinued operations due to CSC's significant continuing business relationship with the divested entity.

The total consideration for this divestiture was $79 million, of which $63 million was received in cash and $16 million was recorded as a receivable. This sale resulted in a pre-tax gain of $38 million, representing the excess of the proceeds over the carrying value of the net assets divested, net of transaction costs of $3 million. The divested assets and liabilities included current assets of $41 million, property and equipment and other long-lived assets of $2 million, and liabilities of $5 million. There was no tax expense or benefit on the gain on sale of Paxus because the Company had sufficient capital losses in its Australian business unit to completely offset the capital gain.